UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 06, 2024

Inland Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2024, Inland Real Estate Income Trust, Inc. (the “Company”) entered into the Amended and Restated Master Real Estate Management Agreement (as amended, the “Real Estate Management Agreement”) with Inland Commercial Real Estate Services LLC (the “Real Estate Manager”), an affiliate of Inland Real Estate Investment Corporation, the Company’s sponsor, to, among other things, grant the Company a right to terminate the Real Estate Management Agreement if the Company closes or completes a “Liquidity Event” as defined therein.

The foregoing is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Real Estate Management Agreement filed as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2024, the Company held its 2024 annual meeting of stockholders. At the annual meeting, the Company’s stockholders: (i) elected the two nominees listed below to serve as Class III directors; and (ii) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Both of the Class III directors will serve for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election, and each will continue in office until his or her successor has been duly elected and qualifies, or until his or her earlier death, removal, resignation or retirement. The voting results for each proposal were as follows:

(1)
Election of directors:

Class II Director Nominee	For	Withheld (Against)
Robert D. Parks	10,178,073	588,859
Lee A. Daniels	10,194,982	571,950
(2)
Ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Withheld (Against)	Abstentions
18,395,504	179,746	259,181

There were 8,067,499 broker non-votes with respect to each director nominee in the election of directors. A total of 18,834,431 shares were present at the meeting in person or by proxy, representing approximately 52.16% of the shares entitled to be voted. No other proposals were submitted to a vote of the stockholders at the Company’s 2024 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Master Real Estate Management Agreement, dated November 6, 2024, by and between Inland Real Estate Income Trust, Inc. and Inland Commercial Real Estate Services LLC
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	November 12, 2024	By:	/s/ Cathleen M. Hrtanek
Cathleen M. Hrtanek, Secretary